Exhibit 10.1.44(b)
Execution Version

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of December 13, 2015, by and among GENON ENERGY, INC., a Delaware corporation (the “Company”), NRG AMERICAS, INC. (f/k/a GENON AMERICAS, INC.), a Delaware corporation (“NAI”, each of NAI and the Company, a “Borrower” and, together, the “Borrowers”), the Subsidiary Guarantors set forth on the signature pages hereto and NRG ENERGY, INC., a Delaware corporation, as administrative agent (the “Administrative Agent”) and as a lender (the “Lender”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrowers, the Administrative Agent and the Lender have entered into that certain Revolving Credit Agreement, dated as of December 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that the Administrative Agent and Lender amend certain provisions of the Credit Agreement, and the Administrative Agent and Lender agree to such amendments upon the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing recitals, the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendment.    Effective as of the Effective Time (as defined below):
(a)    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Termination Date” as follows:
“Termination Date”: the sixth anniversary of the Closing Date.
SECTION 2.    Conditions to Effectiveness. This Amendment shall become effective at the time (the “Effective Time”) that the Administrative Agent shall have received a copy of this Amendment, duly executed by the Borrowers, the Administrative Agent and the Lender.
SECTION 3.    Reference to and Effect Upon the Credit Agreement.
(a)    Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(b)    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.
SECTION 4.    Reaffirmation. Each Subsidiary Guarantor, by its execution of this Amendment, hereby (a) consents and agrees to the terms and conditions of this Amendment and (b) acknowledges and reaffirms all of its obligations, agreements, covenants, liabilities and undertakings under each of the Loan Documents as amended hereby to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document as amended hereby is and shall remain in full force and effect in accordance with the terms thereof.

Amendment No. 1 to Revolving Credit Agreement

SECTION 5.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

Amendment No. 1 to Revolving Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

GENON ENERGY, INC., as a Borrower

By: /s/ Glen Mackey
Name: Glen Mackey
Title: Vice President

NRG AMERICAS, INC. (f/k/a GENON AMERICAS, INC.), as a Borrower

By: /s/ Glen Mackey
Name: Glen Mackey
Title: Vice President

NRG Energy, Inc., as Administrative Agent and Lender

By: /s/ Christopher Sotos
Name: Christopher Sotos
Title: Senior Vice President, Strategy and Mergers and Acquisitions

Amendment No. 1 to Revolving Credit Agreement

Subsidiary Guarantors:

GENON ASSET MANAGEMENT, LLC
GENON AMERICAS PROCUREMENT, INC.
GENON SPECIAL PROCUREMENT, INC.

By: /s/ Rachel Smith
Name: Rachel Smith
Title: Treasurer

MIRANT INTELLECTUAL ASSET
MANAGEMENT AND MARKETING, LLC
MNA FINANCE CORP.
RRI ENERGY BROADBAND, INC.
RRI ENERGY COMMUNICATIONS, INC.
RRI ENERGY TRADING EXCHANGE, INC.
RRI ENERGY VENTURES, INC.
NRG NORTH AMERICA LLC
NRG POWER GENERATION ASSETS LLC
NRG POWER GENERATION LLC

By: /s/ Christopher S. Sotos
Name: Christopher S. Sotos
Title: President & Treasurer

Amendment No. 1 to Revolving Credit Agreement

GENON ENERGY HOLDINGS INC.
MIRANT NEW YORK SERVICES, LLC
MIRANT POWER PURCHASE, LLC
RRI ENERGY SERVICES, LLC
NRG CALIFORNIA NORTH LLC
NRG CANAL LLC
NRG DELTA, LLC
GENON ENERGY SERVICES, LLC
NRG FLORIDA GP LLC
GENON KEY/CON FUELS, LLC
GENON MID-ATLANTIC DEVELOPMENT, LLC
NRG NORTHEAST GENERATION, INC.
NRG NORTHEAST HOLDINGS, INC.
NRG POTRERO LLC
NRG POWER MIDWEST GP LLC
GENON POWER OPERATING SERVICES MIDWEST, INC.
NRG SABINE (DELAWARE), INC.
NRG SABINE (TEXAS), INC.
NRG WHOLESALE GENERATION GP LLC

By: /s/ Christopher S. Sotos
Name: Christopher S. Sotos
Title: Treasurer

NRG POWER MIDWEST LP
By: its General Partner: NRG POWER MIDWEST GP LLC
By: /s/ Christopher S. Sotos
Name: Christopher S. Sotos
Title: Treasurer

Amendment No. 1 to Revolving Credit Agreement